Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 7, 2018 (this “Amendment”), among BOOZ ALLEN HAMILTON INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined therein), the Administrative Agent (as defined below), the Collateral Agent (as defined below), and the Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”) and Issuing Lender, are parties to a Credit Agreement, dated as of July 31, 2012 (as amended by the First Amendment to Credit Agreement, dated as of August 16, 2013, the Second Amendment to Credit Agreement, dated as of May 7, 2014, the Third Amendment to Credit Agreement, dated as of July 13, 2016, the Fourth Amendment to Credit Agreement, dated as of February 6, 2017, and as otherwise heretofore amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested that (a) the Persons set forth on Schedule I hereto (the “New Refinancing Tranche B Term Lenders”) make term loans (the “New Refinancing Tranche B Term Loans”) in an aggregate principal amount of $7,797,630.38 to the Borrower on the Fifth Amendment Effective Date (as defined below) and (b) the Exchanging Lenders (as defined below) exchange their Existing Tranche B Term Loans (as defined below) for term loans of like aggregate principal amount (the “Exchanged Refinancing Tranche B Term Loans” and, together with the New Refinancing Tranche B Term Loans, the “Refinancing Tranche B Term Loans”), in each case subject to the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 10.1(c) of the Credit Agreement, the Borrower, the Administrative Agent and the Refinancing Tranche B Term Lenders (as defined below) agree to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE – REFINANCING TRANCHE B TERM LOANS.

(a)    Subject to the terms and conditions set forth herein and in the Credit Agreement, each New Refinancing Tranche B Term Lender severally agrees to make New Refinancing Tranche B Term Loans in Dollars to the Borrower on the Fifth Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Refinancing Tranche B Term Lender’s name on Schedule I hereto. Amounts borrowed under this Section 1(a) and repaid or prepaid may not be reborrowed.

(b)    The proceeds of the New Refinancing Tranche B Term Loans shall be used solely to repay in full all Initial Tranche B Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness hereof (the “Existing Tranche B Term Loans”), other than the Existing Tranche B Term Loans of the Exchanging Lenders that are exchanged for Exchanged Refinancing Tranche B Term Loans and deemed repaid pursuant to paragraph (d) below, and to pay related accrued and unpaid interest, fees and expenses.

(c)    Unless previously terminated, the commitments of the New Refinancing Tranche B Term Lenders pursuant to Section 1(a) shall terminate upon the making of the New Refinancing Tranche B Term Loans on the Fifth Amendment Effective Date.

(d)    Each lender holding Existing Tranche B Term Loans that executes and delivers a signature page to this Amendment and indicates thereon its election of the “Cashless Settlement Option” (each such Lender, an “Exchanging Lender” and, together with the New Refinancing Tranche B Term Lenders, the “Refinancing Tranche B Term Lenders”; each Tranche B Term Lender that does not so elect, a “Non-Exchanging Lender”) severally agrees, on the Fifth Amendment Effective Date and subject to the terms and conditions set forth herein and in the Credit Agreement, to exchange all (or such lesser amount as the Administrative Agent may allocate to such Lender (any such Existing Tranche B Term Loans of such Lender not allocated for exchange pursuant hereto, its “Non-Allocated Existing Tranche B Term Loans”)) of its Existing Tranche B Term Loans (the aggregate principal amount of Existing Tranche B Term Loans of such Lender so exchanged, its “Exchanged Amount”) for Exchanged Refinancing Tranche B Term Loans (which Existing Tranche B Term Loans so exchanged shall thereafter be deemed repaid and canceled and no longer be outstanding) in an aggregate principal amount equal to its Exchanged Amount. All accrued and unpaid interest on, and all other amounts owing in respect of, the Existing Tranche B Term Loans of each Exchanging Lender that are exchanged pursuant to this paragraph (d) (less the Exchanged Amount) shall be repaid in full in cash on the Fifth Amendment Effective Date.

(e)    The Existing Tranche B Term Loans of each Non-Exchanging Lender and the Non-Allocated Existing Tranche B Term Loans of each Exchanging Lender shall be repaid in full in cash on the Fifth Amendment Effective Date, together with all accrued and unpaid interest on, and all other amounts owing in respect of, such Existing Tranche B Term Loans.

(f)    Unless the context shall otherwise require, the New Refinancing Tranche B Term Lenders and the Exchanging Lenders shall constitute “Tranche B Term Lenders”, “Term Lenders” and “Lenders” and the New Refinancing Tranche B Term Loans and Exchanged Refinancing Tranche B Term Loans shall constitute “Initial Tranche B Term Loans”, “Tranche B Term Loans”, “Term Loans” and “Loans”, in each case for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. For the avoidance of doubt, the New Refinancing Tranche B Term Loans and the Exchanged Refinancing Tranche B Term Loans shall constitute a single Tranche under the Credit Agreement.

SECTION TWO – CREDIT AGREEMENT AMENDMENTS.    Subject to the satisfaction of the conditions set forth in Section Three hereof:

(a)    The following defined term shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Fifth Amendment Effective Date”: March 7, 2018.

(b)    The definition of “Applicable Margin” or “Applicable Commitment Fee Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the percentages “1.25%” and “2.25%” in clause (ii) thereof with 1.00%” and “2.00%”, respectively.

(c)    Section 2.3(b) of the Credit Agreement is hereby amended by (i) replacing “the last Business Day of June, 2017” with “the last Business Day of June, 2018” and (ii) replacing “Fourth Amendment Effective Date” with “Fifth Amendment Effective Date” in all three places where it appears.

(d)    Section 2.11(b) of the Credit Agreement is hereby amended by replacing “Fourth Amendment Effective Date” with “Fifth Amendment Effective Date” in both places where it appears.

SECTION THREE – CONDITIONS TO EFFECTIVENESS:    This Amendment, the agreements of the New Refinancing Tranche B Term Lenders and the Exchanging Lenders under Section One hereof and the amendments set forth in Section Two shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)    Amendment. the Loan Parties and each Refinancing Tranche B Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel);

(b)    No Default; Representations and Warranties. (i) no Default or Event of Default shall exist as of the Fifth Amendment Effective Date after giving effect to this Amendment and the borrowing of the Refinancing Tranche B Term Loans and (ii) all of the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on the Fifth Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall have been true and correct in all material respects as of such specific date);

(c)    Borrowing and Prepayment. (i) the Administrative Agent shall have received from the Borrower a notice of prepayment with respect to the Existing Tranche B Term Loans (other than Existing Tranche B Term Loans that are exchanged for Exchanged Refinancing Tranche B Term Loans) (the “Term Loan Prepayment”) and a notice of borrowing with respect to the Refinancing Tranche B Term Loans and (ii) substantially contemporaneously with the other transactions contemplated hereby, the Borrower shall have made the Term Loan Prepayment and shall have paid all accrued and unpaid interest on all Existing Tranche B Term Loans and other amounts required to be paid by it in connection therewith;

(d)    Fees. the Borrower shall have paid, or caused to be paid to the Administrative Agent all fees and other amounts due and payable under or in connection with this Amendment, including, without limitation, the fees payable pursuant to Section Nine hereof and all fees and other amounts agreed to between the Borrower and the joint lead arrangers of this Amendment, and, to the extent invoiced in reasonable detail at least three Business Days prior to the Fifth Amendment Effective Date, all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document;

(e)    Legal Opinions; Certificates. the Administrative Agent shall have received legal opinions and closing certificates (consistent with those delivered on the Closing Date pursuant to clauses (f) and (g) of Section 5.1 of the Credit Agreement, taking into account any changes to such counsel’s form of opinion on account of developments in opinion practice), together with appropriate insertions and attachments (including true and complete copies of resolutions of the board of directors or a duly authorized committee thereof for each of the Loan Parties approving and authorizing the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby and a good standing certificate (or the equivalent thereof) for the Borrower and the other Loan Parties from their respective jurisdictions of formation); and

(f)    USA PATRIOT Act. the Lenders shall have received from the Borrower and each of the Loan Parties documentation and other information reasonably requested by any Lender no less than five Business Days prior to the Fifth Amendment Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

SECTION FOUR – REPRESENTATIONS AND WARRANTIES; NO DEFAULTS.    In order to induce the Lenders to enter into this Amendment, each of the Loan Parties represents and warrants, on the Fifth Amendment Effective Date, to each of the Lenders and the Administrative Agent that:

(a)    the execution, delivery and performance by such Loan Party of this Amendment is within such Loan Party’s corporate or other powers, has been authorized by all necessary corporate or other organizational action, except (other than with respect to the Borrower), to the extent such failure to do so would not reasonably be expected to have a Material Adverse Effect, and has been duly executed and delivered on behalf of the Loan Parties party hereto;

(b)    this Amendment and the Credit Agreement, as amended hereby, each constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing;

(c)    all of the representations and warranties contained in the Credit Agreement, as amended hereby, and in the other Loan Documents are true and correct in all material respects on the Fifth Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty were true and correct in all material respects as of such specific date); and

(d)    no Default or Event of Default exists as of the Fifth Amendment Effective Date after giving effect to this Amendment and the borrowing of the Refinancing Tranche B Term Loans.

The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Fifth Amendment Effective Date. It is understood that such writing may be delivered or furnished by electronic communication.

SECTION FIVE – SECURITY.    The Loan Parties acknowledge that (a) the Refinancing Tranche B Term Loans constitute Borrower Obligations (as defined in the Guarantee and Collateral Agreement) and (b) notwithstanding the effectiveness of this Amendment, (i) the Guarantee and Collateral Agreement shall continue to be in full force and effect, (ii) the Guarantor Obligations (as defined in the Guarantee and Collateral Agreement) of each Guarantor are not impaired or affected and (iii) all guarantees made by the Loan Parties pursuant to the Guarantee and Collateral Agreement and all Liens granted by the Loan Parties as security for the Borrower Obligations (including the Refinancing Tranche B Term Loans) and the Guarantor Obligations pursuant to the Guarantee and Collateral Agreement continue in full force and effect; and, further, confirm and ratify their respective obligations under each of the Loan Documents executed by the Loan Parties, as amended hereby.

SECTION SIX – SEVERABILITY.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION SEVEN – CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS.    Except as expressly set forth herein, this Amendment shall not (a) constitute a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement (other than with respect to the Existing Tranche B Term Loans) or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or (b) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement or any other Loan Document in similar or different circumstances. After the Fifth Amendment Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement, as amended hereby, and the other Loan Documents.

SECTION EIGHT – COUNTERPARTS.    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION NINE – PAYMENT OF FEES AND EXPENSES.    The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment including, without limitation, the reasonable fees and disbursements and other charges of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent.

SECTION TEN – GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. The provisions of Sections 10.12 and 10.17 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION ELEVEN – TAX MATTERS.    For purposes of determining withholding Taxes imposed under FATCA, from and after the Fifth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BOOZ ALLEN HAMILTON INC.

By:	/s/ Lloyd W. Howell, Jr.
	Name:	Lloyd W. Howell, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

BOOZ ALLEN HAMILTON INVESTOR CORPORATION

By:	/s/ Lloyd W. Howell, Jr.
	Name:	Lloyd W. Howell, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

BOOZ ALLEN HAMILTON ENGINEERING HOLDING CO., LLC

By:	/s/ Laura S. Adams
	Name:	Laura S. Adams
	Title:	Treasurer

BOOZ ALLEN HAMILTON ENGINEERING SERVICES, LLC

By:	/s/ Laura S. Adams
	Name:	Laura S. Adams
	Title:	Treasurer

[Signature Page to Fifth Amendment to Credit Agreement - Booz Allen Hamilton Inc.]

SDI TECHNOLOGY CORPORATION

By:	/s/ Laura S. Adams
	Name:	Laura S. Adams
	Title:	Treasurer

EGOV HOLDINGS, INC.

By:	/s/ Laura S. Adams
	Name:	Laura S. Adams
	Title:	Treasurer

AQUILENT, INC.

By:	/s/ Laura S. Adams
	Name:	Laura S. Adams
	Title:	Treasurer

[Signature Page to Fifth Amendment to Credit Agreement - Booz Allen Hamilton Inc.]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Kyle D Harding
	Name:	Kyle D Harding
	Title:	Assistant Vice President

[Signature Page to Fifth Amendment to Credit Agreement - Booz Allen Hamilton Inc.]

BANK OF AMERICA, N.A., as Exchanging Lender and New Refinancing Tranche B Term Lender

By:	/s/ Matt Powers
	Name:	Matt Powers
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement - Booz Allen Hamilton Inc.]

[Signature page for Exchanging Lenders posted separately]

SCHEDULE I

New Refinancing Tranche B Term Loans

New Refinancing Tranche B Term Lender	New Refinancing Tranche B Term Loan Amount

Bank of America, N.A.	$7,797,630.38

TOTAL	$7,797,630.38